Exhibit 99.2

CannapharmaRx, Inc. Announces Non-Dilutive Commitment Financing for Assets and Facilities Located in Cremona, AB

CALGARY, AB / ACCESSWIRE / January 19, 2021 / CannapharmaRx, Inc. (OTC PINK:CPMD) a future leader in ultramodern, highly efficient cannabis production facilities in Canada announced today that it has secured a commitment letter for twelve million dollars ($12,000,000) for the recently announced purchase of the cannabis cultivation and production business located at, and operated out of Cremona, Alberta and other acquisitions of cannabis cultivation and production facilities.

The loan, which is fully collateralized by the facilities, will provide CannapharmaRx with the capital to complete the purchase of the 55,200 square foot facility, which is capable of producing 5,200 kilograms of cannabis biomass per year. As previously announced in the Form 8-K and Press Release released on January 12, 2021, the facility currently holds Health Canada licenses for cultivation and sales, as well as EU GMP Certification that CannapharmaRx will apply for upon the closing of this transaction.

“We are thrilled to have secured this non-dilutive commitment to purchase the Cremona facility, says, Nick Colvin, CEO of CannapharmaRx. Ensuring a healthy capital structure is paramount to any publicly traded company. To close arguably the most important transaction in the company’s history without the need to issue shares speaks volumes of the importance that this opportunity presents to our company, as well as Global Capital,” said Nick Colvin, CEO of CannapharmaRx. “We are very confident that the purchase of this facility will serve not only as a pivotal strategic opportunity for a pathway into Canada and European countries, but the asset itself will add incremental value to our Company,” added Colvin.

About CannapharmaRx, Inc.

CannapharmaRx is focused on the acquisition and development of state-of-the-art cannabis grow facilities located in Canada, and is currently in discussion with other companies regarding potential acquisitions. CannapharmaRx's business strategy is to become a leader in high quality and low-cost production of cannabis through the development, acquisition and enhancement of existing facilities. CannapharmaRx is committed to operating high quality facilities utilizing the latest technology in combined heat and power generation to ensure being a low-cost producer of cannabis. CannapharmaRx is in the process of completing an application to list its common stock on the Canadian Stock Exchange with initial trading anticipated to being during the third quarter of 2021.

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Information or Statements

This press release contains forward-looking information or statements. All statements that are or information which is not historical facts, including without limitation, statements regarding future estimates, plans, programs, forecasts, projections, objectives, assumptions, expectations or beliefs of future performance, are "forward-looking information or statements". Forward-looking information or statements can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or statements that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. With respect to forward-looking information and statements contained herein, Management of CannapharmaRx has made numerous assumptions including, among other things, assumptions about general business and economic conditions. Such forward-looking statements are based on assumptions and involve known and unknown risks, uncertainties and other factors that may cause actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking information or statements. Readers are cautioned not to place undue reliance on such forward-looking information or statements. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in forward-looking information or statements. CannapharmaRx assumes no obligation to update any forward-looking information or statements, even if new information becomes available as a result of future events, new information or for any other reason except as required by law.

Contact Information for CannapharmaRx:

CannapharmaRx Contact
Attention:

Richard Brown

508-462-9638

Brokers and Analysts:

Chesapeake Group

(410) 825-3930

info@chesapeakegp.com